Exhibit 99.446

Power Exchanges, Are They Here to Stay? Jim Kritikson Director of Business and Regulatory Affairs California Power Exchange

Topics California Markets Separation of Energy and Transmission Markets Other Issues

California Market Structure California energy "market" is a complex mix of several markets: Markets defined by the commodities traded Energy Transmission Ancillary Services (Reserves and Regulation) Markets also defined by time-frame of the trade Day-ahead Hour-ahead Real-time Also, some markets offer the ability to trade month ahead and week ahead.

Energy Markets... Several forward energy markets exist in CA. Bilateral Markets Marketers develop their own trading and pricing rules. Power Exchange PX offers day-ahead and hour-ahead markets run as auctions with market clearing prices. Futures Markets (e.g. NYMEX) Arrange financial transactions between suppliers and consumers.

....Energy Markets A single real-time (spot) energy market ISO runs real-time energy market. Real-time market is a single pool since ISO cannot dispatch specific supplies to meet specific demands. Prior to Hour-Ahead forward markets, the ISO at times arranges energy purchases "out of market." Producers and consumers can select the energy market(s) in which they wish to trade.

Transmission Markets... ISO runs day-ahead and hour ahead transmission markets via its Congestion Management process. PX and other energy markets can bid for transmission access in ISO CM process. ISO also does real-time congestion management. Not market based May result in cost shifting.

....Transmission Markets ISO will also auction Firm Transmission Rights. Financial rights to collect congestion revenues from ISO day-ahead and hour-ahead Congestion Mangement process Physical tie-breaker rights FTRs auctioned yearly by ISO FTRs can be traded freely in multiple secondary markets.

Ancillary Service Markets ISO specifies A/S requirements by scheduling coordinator. ISO runs day-ahead and hour-ahead forward markets: Suppliers can bid to sell reserves or regulation capacity. SCs can purchase their requirements. SCs can also self-provide their A/S requirements. Potential for PX run A/S market.

California Market Structure The separate markets that make up the California Market Structure interact in complex ways. How they interact will affect the viability of a voluntary power exchange such as the California PX.

California Market Structure PX and ISO markets use simple micro-economic model. Schedule at intersection of supply and demand curves. Price Quantity Demand Curve Supply Curve P* Q* PX energy forward markets. ISO forward transmission and A/S capacity markets. ISO real-time energy market.

PX Forward Energy Market PX forward energy markets provide: efficient scheduling of resources, price discovery. This holds when no participant has market power. Experience since start-up indicates that this is the case.

Other Forward Energy Markets Does a mandatory Pool would provide most efficient allocation of resources in the long term? Are there other trading regimes that provide more flexibility and value to participants? Better hedging ability. Ability to provide specific product (e.g. green energy). California design allows for competition between energy markets to let participants decide which structure best meets their individual needs. Not one size fits all.

Example Question If trading in PX is mandatory, will PX prices attract investments in new capacity? Generation capacity increments tend to be lumpy. Most efficient increment may provide excess capacity. After capacity is built, owner may maximize profit by bidding to cover incremental costs, not sunk costs. Resulting PX price may not cover capacity investment. Supplier could sign contracts for differences with consumers to cover cost of building new capacity.

Example Question However, will consumers be willing to sign CFDs to cover new capacity costs? Should a consumer sign a CFD to cover cost of new investment to ensure steady supply at specified price? Or, wait to see if others sign CFDs that result in excess capacity expecting that the excess will be bid into PX? Consumer may be able to meet its demand and avoid paying for sunk cost of new capacity? Alternate market structures may require buyers to cover capacity investments to trade in the market. Game-theoretic question. Let the markets experiment to find best answers.

Topics California Markets Separation of Energy and Transmission Markets Firm Transmission Rights (FTRs)

Inter-Zonal CM Overview Power Markets and Schedule Coordinators: Each SC manages its own energy forward market. Any trades between SCs are arranged by the SCs. SC bids for transmission. The ISO changes schedules only when transmission congestion exists: Allocates congested transmission to maximize its value. Charges users marginal cost of transmission capacity. Does not participate in energy forward markets by arranging trades between SCs.

Inter-Zonal CM Overview Results of inter-zonal CM: Schedules for each SC that alleviate congestion. Marginal energy costs for each SC. Marginal cost of serving an increment of load at a location. Marginal value of capacity on inter-zonal paths.

Inter-Zonal CM Overview Zonal marginal costs depend upon the SC. The SCs' energy forward markets are kept separate. The difference between marginal costs in two zones does not depend upon the SC. Congestion charges depend upon the difference between the SC's zonal marginal costs. Congestion price for moving energy from one zone to another is independent of SC. SCs are treated comparably for transmission pricing.

Inter-Zonal CM Overview PX runs an energy auction for an Hour: Two parties bid to sell energy Cost Curve for Seller 1's Portfolio: (0 MWh @ $5/MWh) to (50 MWh @ $9/MWh), (50 MWh @ $39/MWh) to (1260 MWh @ $41/MWh) Cost Curve for Seller 2's Portfolio: (0 MWh @ $30/MWh) to (50 MWh @ $31/MWh) (50 MWh @ $50/MWh) to (700 MWh @ $51/MWh) Two parties bid to buy energy Cost Curve for Buyer 1's Portfolio: (100 MWh @ $0/MWh) to (100 MWh @ $1000/MWh) Cost Curve for Buyer 2's Portfolio: (600 MWh @ $0/MWh) to (600 MWh @ $1000/MWh)

Inter-Zonal CM Overview 0 0 0 5 50 9 50 30 100 31 150 39 700 40 700 0 700 60 700 40 1350 41 1350 50 2000 51 Supply & Demand intersect at (700 MWh, $40/MWh): Seller 1 sells 650 MWh. Seller 2 sells 50 MWh. Buyer 1 buys 100 MWh. Buyer 2 buys 600 MWh. Buyers and sellers must schedule their resources: Seller 1 schedules generator G1 at 650 MWh. Seller 2 schedules generator G2 at 50 MWh. Buyer 1 schedules load D1 at 100 MWh. Buyer 2 schedules load D2 at 600 MWh.

Inter-Zonal CM Overview B G1 = 650 MWh G2 = 50 MWh D1 = 100 MWh D2 = 600 MWh G3 = 700 MWh D3 = 100 MWh D4 = 600 MWh PX Schedule Coordinator 2 1100 MWh Flow Limit Actual Flow 1150 MWh Scheduled Flow: 550 MWh Scheduled Flow: 600 MWh - PX submits its Initial Preferred Schedule to the ISO. - SC2 also submits its Initial Preferred Schedule to the ISO. - The combined schedules violate the transmission constraint between Zone A and Zone B.

Inter-Zonal CM Overview SCs' initial schedules may be changed by CM. PX energy auction results are preliminary. ISO must allocate interzonal transmission capacity. Scheduling Coordinators bid for interzonal transmission capacity in the ISO's market. The ISO auctions interzonal transmission capacity to SCs. An SC may fail to acquire transmission capacity it needs to support its preferred schedule. A PX participant's schedule may be adjusted if other SCs outbid the PX for interzonal transmission.

Adjustment Bids Because of congestion, PX zonal prices may differ. PX sellers decide what they are willing to sell at different prices. For G1: Willing to sell up to 50 MWh at any price. Willing to sell from 50 MWh to 1260 MWh at $40/MWh or more. For G2: Willing to sell up to 50 MWh at any price. Willing to sell from 50 MWh to 700 MWh at $50/MWh or more.

Adjustment Bids PX buyers decide what they are willing to buy at different prices. For D1: Willing to buy 100 MWh at any price. For D2: Willing to buy 600 MWh at any price. These bids determine the value of interzonal transmission to the PX and its participants.

Adjustment Bids SC2 also submits adjustment bids. These bids could indicate the cost to SC2 if the ISO adjusts the schedules of its resources to alleviate congestion. For G3: Cost is $50/MWh from 50 MWh to 800 MWh. Does not want to be scheduled below 50 MWh. For D3: Willing to buy 100 MWh at any price. For D4: Willing to buy up to 600 MWh at $90/MWh.

Adjustment Bids B 50 £ G1 £ 1260 @ $40/MWh 50 £ G2 £ 700 @ $50/MWh D1 = 100 MWh D2 = 600 MWh 50 £ G3 £ 800 @ $50/MWh D3 = 100 MWh 0 £ D4 £ 600 @ $90/MWh PX Schedule Coordinator 2 1100 MWh Flow Limit - PX can serve D2 using either G1 or G2 . Difference in cost is $10/MWh. This is the value of transmission to PX. - SC2 can serve D4 using G3 or curtail D4 . Difference in cost is $40/MWh. This is the value of transmission to SC2.

Adjustment Bids


PX
G1 = 600 MWh
@ $40/MWh
D1 = 100 MWh
Scheduled Flow:
500 MWh
G2 = 100 MWh
@ $50/MWh
D2 = 600 MWh
Actual Flow 1100 MWh
A
B
1100 MWh Flow Limit
G3 = 700 MWh
@ $50/MWh
D3 = 100 MWh
Scheduled Flow:
600 MWh
D4 = 600 MWh
@ $90/MWh
Schedule Coordinator 2

ISO allocates transmission to SC who can use it to best advantage:

Value to PX is $10/MWh.

Value to SC2 is $40/MWh.

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Marginal Costs and Usage Charges Marginal costs for PX: If D1 increases by 1 MWh: PX would increase G1 by 1 MWh. Cost of energy from G1 is $40/MWh. PX's marginal cost in Zone A is $40/MWh. If D2 increases 1 MWh: PX would increase G2 by 1 MWh. Cost of energy from G2 is $50/MWh. PX's marginal cost in Zone B is $50/MWh. PX's Usage Charge for transmission is $10/MWh.

Marginal Costs and Usage Charges Marginal costs for SC2: If D3 increases by 1 MWh: SC2 would increase G3 by 1 MWh. Cost of energy from G3 is $50/MWh. SC2's marginal cost in Zone A is $50/MWh. If D4 increases by 1 MWh: ISO would take 1 MW of transmission from PX and allocate it to SC2. SC2 pays the value of the 1 MW of transmission to the marginal user. In this case the PX is the marginal user. SC2 would increase G3 by 1 MWh (Cost $50/MWh). SC2's marginal cost in Zone B is $60/MWh = $50/MWh+$10/MWh. SC2's Usage Charge for transmission is $10/MWh.

Payments and Charges PX Zonal MCP in Zone A is $40/MWh: PX payment to G1 = 600 MWh $40/MWh = $24,000. PX charge to D1 = 100 MWh $40/MWh = $4,000. PX Zonal MCP in Zone B is $50/MWh: PX payment to G2 = 100 MWh $50/MWh = $5,000. PX charge to D2 = 600 MWh $50/MWh = $30,000. ISO Congestion Cost is $10/MWh: PX payment to ISO = 500 MWh $10/MWh = $5,000. Sum of PX's payments = $34,000. Sum of PX's charges = $34,000.

Why Keep Markets Separate in CM? Suppose that the ISO did not keep the energy markets and the transmission markets separate during the CM process. The ISO could wind-up running the day-ahead and hour-ahead energy markets. Let's return to the example.

No Market Separation B G1 = 650 MWh G2 = 50 MWh D1 = 100 MWh D2 = 600 MWh G3 = 700 MWh D3 = 100 MWh D4 = 600 MWh PX Schedule Coordinator 2 1100 MWh Flow Limit Actual Flow 1150 MWh Scheduled Flow: 550 MWh Scheduled Flow: 600 MWh - PX submits its Initial Preferred Schedule to the ISO. - SC2 also submits its Initial Preferred Schedule to the ISO. - The combined schedules violate the transmission constraint between Zone A and Zone B.

No Market Separation A B 50 £ G1 £ 1260 @ $40/MWh 50 £ G2 £ 700 @ $50/MWh D1 = 100 MWh D2 = 600 MWh 50 £ G3 £ 800 @ $50/MWh D3 = 100 MWh 0 £ D4 £ 600 @ $90/MWh PX Schedule Coordinator 2 1100 MWh Flow Limit - ISO will reschedule to eliminate congestion and minimize energy costs.

No Market Separation A B G1 = 1250 @ $40/MWh G2 = 100 MWh @ $50/MWh D1 = 100 MWh D2 = 600 MWh G3 = 50 MWh @ $50/MWh D3 = 100 MWh D4 = 600 MWh @ $90/MWh PX Schedule Coordinator 2 1100 MWh Flow Limit Actual Flow 1100 MWh

No Market Separation Energy marginal costs: If D1 or D3 increase by 1 MWh: ISO would increase G1 by 1 MWh. Cost of energy from G1 is $40/MWh. ISO's marginal cost in Zone A is $40/MWh. If D2 or D4 increase 1 MWh: ISO would increase G2 by 1 MWh. Cost of energy from G2 is $50/MWh. ISO's marginal cost in Zone B is $50/MWh. ISO's Usage Charge for transmission is $10/MWh.

No Market Separation ISO Zonal MCP in Zone A is $40/MWh: ISO payment to G1 = 1250 MWh $40/MWh = $50,000. ISO charge to D1 = 100 MWh $40/MWh = $4,000. ISO payment to G3 = 50 MWh $40/MWh = $2,000. ISO charge to D3 = 100 MWh $40/MWh = $4,000. ISO Zonal MCP in Zone B is $50/MWh: ISO payment to G2 = 100 MWh $50/MWh = $5,000. ISO charge to D2 = 600 MWh $50/MWh = $30,000. ISO charge to D4 = 600 MWh $50/MWh = $30,000. Difference in charges to loads and payments to generators covers the congestion rent 1100 MWh $10/MWh = $11,000.

Problems if No Market Separation Unstable changes to schedules across hours. Suppose that D4 were decreased by 50 MWh to 550. SC2 would send 50 MWh less on the path from A to B. Line is not congested so ISO accepts preferred schedules. A 50 MW change in D4 determines whether or not the ISO shifts 650 MWh of generation from SC to PX. Could cause large shifts in schedules between hours with congestion and without congestion unless the ISO were always to reschedule as a PoolCo whether or not congestion was present.

Problems if No Market Separation May result in a de facto PoolCo contrary to the expressed wishes of the CA Legislature, CPUC and many market participants. SC could purposely congest a small path (e.g. Silverpeak with a 30 MW limit) in each hour of the day. ISO would reschedule as a pool to relieve congestion. All energy trades would now take place in the ISO pool at ISO zonal MCPs. SCs could avoid rescheduling only by not submitting adjustment bids. Cannot submit adjustment bids to mitigate exposure to congestion rents without risk of entering PoolCo. Inefficient use of transmission.

Topics California Markets Separation of Energy and Transmission Markets Firm Transmission Rights (FTRs)

FTRs Tariff is still in development. Proposal ISO will determine rating on path. Deduct capacity under non-converted rights or existing contract. Auction FTRs on Fixed % of the capacity for 1 year. FTR is a directional right. FTR gives holder right to collect congestion revenues on path. In Day-Ahead or Hour-Ahead Market. FTR gives priority when insufficient adjustment bids to alleviate congestion in Day-Ahead only. Physical tie-breaker right.

FTRs A B G1 = 200 MWh @ $40/MWh G2 = 500 MWh @ $50/MWh D1 = 100 MWh D2 = 600 MWh G3 = 700 MWh @ $60/MWh D3 = 100 MWh D4 = 600 MWh @ $90/MWh PX Schedule Coordinator 2 700 MWh Flow Limit Actual Flow 700 MWh Scheduled Flow: 100 MWh Scheduled Flow: 600 MWh FTRs sold on 1/3 of 700 MW capacity from A to B. Marginal value for transmission is $10/MWh.

FTRs FTR holders are paid $10/MW for their 233.333 MW of capacity on Path AaB. Total payment $2333.33 Transmission owners are paid $10/MW for their 466.667 MW of capacity on Path AaB. Total payment $4666.67